UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2010
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
     On March 11, 2010, Zimmer Holdings, Inc. (“Zimmer”) posted to its website, www.zimmer.com, information regarding Zimmer’s NexGen® CR-Flex Porous Femoral component. A copy of the information is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
     The information in this report, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description

99.1	Statement on the Zimmer NexGen® CR-Flex Porous Femoral Component

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 11, 2010

ZIMMER HOLDINGS, INC.

By: Name:	/s/ Chad F. Phipps Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement on the Zimmer NexGen® CR-Flex Porous Femoral Component